UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2022

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 356 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2022, Acer Therapeutics Inc. (the “Company”) entered into an extension agreement (the “Extension Agreement”) with MAM Aardvark, LLC (“Marathon”) and the lenders party thereto (the “Lenders”), which amends that certain Credit Agreement, dated as of March 4, 2022, previously entered into by the parties (the “Marathon Credit Agreement”), as summarized in the Company’s Current Report 8-K filed on March 7, 2022. The effect of the Extension Agreement is (i) to extend the last date for the Company to request funding by the Lenders of the Term Loan Commitment (as defined in the Marathon Credit Agreement) of $42.5 million, from December 31, 2022 to January 16, 2023, and (ii) to extend the last date upon which the Company may pay the Term Loan Commitment fee (as set forth in Section 2.7(b) of the Marathon Credit Agreement), from 12 business days from approval by the U.S. Food and Drug Administration of OLPRUVA™ (sodium phenylbutyrate) for oral suspension in the U.S. for the treatment of certain patients living with urea cycle disorders involving deficiencies of carbamylphosphate synthetase, ornithine transcarbamylase, or argininosuccinic acid synthetase, which the Company previously announced on December 27, 2022, to 12 business days from January 16, 2023. These extensions are intended to provide the Company and Marathon additional time to conclude discussions presently underway, to determine whether they have an agreement to further amend or modify the existing terms and conditions of the Marathon Credit Agreement and/or related agreements.

The Extension Agreement does not amend or apply to the SWK Credit Agreement entered into between the Company and SWK Funding LLC (“SWK”) on March 4, 2022, by which SWK holds a first priority security interest in all of the Company’s assets.

The foregoing descriptions of the Extension Agreement and the Marathon Credit Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to each of the Extension Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Marathon Credit Agreement which is Exhibit 10.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Item 1.01 contains "forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Item 1.01 are forward-looking statements. Such statements include statements that the extensions are intended to provide the Company and Marathon additional time to conclude discussions and make determinations regarding the terms and conditions of the Marathon Credit Agreement and/or related agreements. There can be no assurance that the Company and Marathon will reach a definitive written agreement on any terms, or at all, before or after the extended period described above; or that any such amended or revised terms, if agreed, prove to be more favorable to the Company, compared to the terms of the Marathon Credit Agreement as presently structured. In addition, there can be no assurance of the Company’s ability to close upon and obtain the proceeds of the Term Loan Commitment set forth in the Marathon Credit Agreement or any other financing arrangements, or to satisfy the ongoing conditions and requirements for maintaining any current or future financing facilities.

Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the Company’s actual operating and capital requirements. The Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Interested parties should review additional disclosures the Company makes in its filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These documents may be accessed for no charge at http://www.sec.gov.

Item 7.01.Regulation FD Disclosure.

The Company has updated its Corporate Presentation that will be available on the Investor Relations page of the Company’s website at https://acertx.com/investor-relations and used at meetings held by the Company with investors and others.  A copy of the updated Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company does not undertake to update this Corporate Presentation except as required by law.

The information in Item 7.01 of this Current Report on Form 8-K, including the Corporate Presentation furnished as Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Extension Agreement, dated as of December 30, 2022, among Acer Therapeutics Inc., MAM Aardvark, LLC as administrative and collateral agent for the lenders, and the lenders party thereto.

10.2

Credit Agreement dated March 4, 2022, among Acer Therapeutics Inc., the lenders party thereto and MAM Aardvark, LLC, as the agent, sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

99.1	Acer Therapeutics Inc. Corporate Presentation, January 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 3, 2023	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer

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